As filed with the Securities and Exchange Commission on April 21, 2004

Registration No. 33-86696/811-8878

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 3	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No. 9	☒

(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

4 Manhattanville Road

Purchase, New York 10577

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1531

Thomas E. Pierpan, Esq.

Assistant Secretary

Transamerica Financial Life Insurance Company

P.O. Box 9054

Clearwater, FL 33758-9054

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2004, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date), pursuant to paragraph (a)(1)

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

May 1, 2004

TFLIC FREEDOM WEALTH PROTECTOR SM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office:

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

(727) 299-1531

Please send all premium payments, loan repayments, correspondence and notice to the administrative office only

Home Office:

4 Manhattanville Road

Purchase, New York 10577

A JOINT SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the TFLIC Freedom Wealth Protector SM, a joint survivorship flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. – Initial Class (the “Series Fund”), the Access Variable Insurance Trust (“AVIT”) and the Fidelity Variable Insurance Products Fund – Service Class 2 (“Fidelity VIP Fund”), (collectively, the “funds”).

The portfolios of the Series Fund available to you under this Policy are:

☐	AEGON Bond
☐	American Century International
☐	Asset Allocation – Conservative Portfolio
☐	Asset Allocation – Growth Portfolio
☐	Asset Allocation – Moderate Growth Portfolio
☐	Asset Allocation – Moderate Portfolio
☐	Capital Guardian U.S. Equity
☐	Capital Guardian Value
☐	Clarion Real Estate Securities
☐	Federated Growth & Income
☐	Great Companies – AmericaSM
☐	Great Companies – TechnologySM
☐	Janus Growth
☐	J.P. Morgan Enhanced Index
☐	J.P. Morgan Mid Cap Value (formerly, Dreyfus Mid Cap)
☐	Marsico Growth
☐	Mercury Large Cap Value (formerly, PBHG/NWQ Value Select)
☐	MFS High Yield
☐	Munder Net50
☐	PIMCO Total Return
☐	Salomon All Cap
☐	Templeton Great Companies Global
☐	Third Avenue Value
☐	Transamerica Balanced (formerly, Janus Balanced)
☐	Transamerica Convertible Securities
☐	Transamerica Equity
☐	Transamerica Growth Opportunities
☐	Transamerica Money Market
☐	Transamerica Small/Mid Cap Value
☐	Transamerica U.S. Government Securities
☐	Transamerica Value Balanced
☐	T. Rowe Price Equity Income
☐	T. Rowe Price Small Cap
☐	Van Kampen Emerging Growth

The portfolios of the AVIT available to you under this Policy are:

☐	Potomac Dow 30 Plus Portfolio
☐	Potomac OTC Plus Portfolio
☐	Wells S&P REIT Index Portfolio
☐	Access U.S. Government Money Market Portfolio

The portfolio of the Fidelity VIP Fund available to you under the Policy is:

☐	Fidelity VIP Index 500 Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the fund must accompany this prospectus. Certain portfolios may not be available. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Policy is available only in the State of New York.

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Policy Benefits/Risks Summary	TFLIC Freedom Wealth ProtectorSM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The TFLIC Freedom Wealth ProtectorSM is a joint survivorship flexible premium variable life insurance policy. The Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both male, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years.

•	Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction.

Flexible Premiums

•	You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•	You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•	Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•	If the surviving insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of two death benefit options. We offer the following:

•	Option A is the greatest of:

•	the current specified amount, or

•	a specified percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death; or

•	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

•	Option B is the greatest of:

•	the current specified amount, plus the Policy’s cash value on the date of the surviving insured’s death, or

•	a specified percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death; or

•	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Death Benefit Option and Specified Amount. After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or decrease the specified amount. A decrease in specified amount is limited to no more than 20% of the specified amount (after the later of the end of the surrender charge period or attained age 65 of the younger joint insured, we will allow above 20% of the then current specified amount) prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

No Lapse Guarantee

•	We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease the specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

Cash Value

•	Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone or by fax.

•	We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available.

•	Unless you select dollar cost averaging from the fixed account, the Policy allows transfers from the fixed account only during the 30 days following each Policy anniversary. During this period, the Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we allow you to transfer at any one time during a Policy year up to 100% of the fixed account value from the fixed account. If we modify or stop this current practice, we will notify you.

•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, net the loan reserve, following the transfer would exceed $100,000.

•	Transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal delivery, with an original signature authorizing each transfer.

•	Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•	Prior to the 10th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%. Interest not paid when due is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.

•	After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value, minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 3.0% interest on preferred loans. This rate is not guaranteed.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year.

•	The amount of the withdrawal may be limited to:

•	at least $500; and

•	no more than 10% of the net surrender value.

•	After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

•	A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

•	You may fully surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value minus any surrender charge, minus any outstanding loan amount, and minus any accrued loan interest). The surrender charge will apply during the first 15 Policy years. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•	A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the policy is a Modified Endowment Contract (“MEC”), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, borrow against or pledge the Policy, surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse guarantee will not be effective if you do not pay sufficient monthly guarantee premiums.

If you take a cash withdrawal or Policy loan, if you decrease the specified amount, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals and any outstanding loan amount, including accrued loan interest, from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period in effect.

You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within three years after it has lapsed (and prior to the maturity date), if the joint insureds meet the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 3.75%, payable in arrears. This charge will not exceed 4.0%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC, or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the joint insureds or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter

Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

Surrender Charge[2]

1. Deferred Issue Charge Component:	Upon full surrender of the Policy during first 15 Policy years.	Per $1,000 of initial Specified Amount	Per $1,000 of initial Specified Amount

• Minimum Charge		$5 per $1,000	$5 per $1,000

• Maximum Charge		$5 per $1,000	$5 per $1,000

• Charge during first 6 Policy years for a male, issue age 51, female, issue age 49, both in select non-tobacco use class.		$5 per $1,000	$5 per $1,000

2. Deferred Sales Charge Component:	Upon full surrender of the Policy during first 15 Policy years.	A percentage of total premiums paid	A percentage of total premiums paid

• Minimum Charge		26.5% up to the surrender charge base premium, plus 1.2% of premium paid in excess of the surrender charge base premium[3]	26.5% up to the surrender charge base premium, plus 1.2% of premium paid in excess of the surrender charge base premium[3]

• Maximum Charge		26.5% up to the surrender charge base premium, plus 4.2% of premium paid in excess of the surrender charge base premium[4]	26.5% up to the surrender charge base premium, plus 4.2% of premium paid in excess of the surrender charge base premium[4]

[1]	When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.

[2]	The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Factor. The Deferred Issue Charge component of the surrender charge is assessed on the specified amount. The Deferred Sales Charge Component of the surrender charge is based upon issue age, gender and underwriting class of each individual insured and specified amount. The Surrender Charge Factor is 1.00% for the first 6 Policy years then decreases each Policy year until it reaches zero at the end of the 15th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and requesting a personalized illustration.

[3]	This minimum charge is based on the younger joint insured’s issue age being between ages 79-85.

[4]	This maximum charge is based on the younger joint insured’s issue age being between ages 0-55.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Deferred Sales Charge Component (continued) • Charge during first 6 Policy years for a male, issue age 51, female, issue age 49, both in select non-tobacco use class.		26.5% up to the surrender charge base premium, plus 4.2% of premium paid in excess of the surrender charge base premium	26.5% up to the surrender charge base premium, plus 4.2% of premium paid in excess of the surrender charge base premium
Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10.00 per month	$5.00 per month
Cost of Insurance[6] (without Extra Ratings)[7]	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 100
• Minimum Charge[8]		$0.01 per $1,000 of net amount at risk per month[9]	$0.01 per $1,000 of net amount at risk per month[9]

[5]	The first 12 transfers per Policy year are free.

[6]	Cost of insurance charges are based on each joint insured’s attained age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[7]	We may place insureds in sub-standard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[8]	This minimum charge is based on an insured with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[9]	The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance (without Extra Ratings) (continued)

• Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month[9]	$28.75 per $1,000 of net amount at risk per month[9]

• Initial Charge for a male insured, issue age 51, female insured, issue age 49, both in the select non-tobacco use class.		$0.02 per $1,000 of net amount at risk per month[9]	$0.02 per $1,000 of net amount at risk per month[9]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1-15, and 0.60% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1-15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested

Loan Interest Spread	On Policy anniversary or earlier, as applicable[11]	1.0% (effective annual rate)[12]	0.75% (effective annual rate)[12]

Monthly Death Benefit Guarantee Charge[13]	Monthly, from cash value until the no lapse date selected on application	$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount
Optional Rider Charges:[14]

[10]	This maximum charge is based on an insured with the following characteristics: two males, both age 85 at issue standard tobacco underwriting class, with an initial face amount below $1,000,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death.

[12]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan account (an effective annual rate of 3.0% guaranteed).

[13]	The charge shown is for a base Policy only (no riders). The addition of riders would increase this charge.

[14]	Cost of insurance rates for the riders may vary based on the issue age, gender, or underwriting class of both insureds, Policy year, rider specified amount, the Base Policy specified amount, and/or the net amount at risk. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Joint Insured Term Rider (without extra ratings)[7]	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 79
• Minimum Charge[15]		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
• Maximum Charge		$9.80 per $1,000 of rider face amount per month[16]	$4.79 per $1,000 of rider face amount per month[17]
• Initial charge for a male insured, issue age 51, a female insured, issue age 49, both in the select non-tobacco use rate class.		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

Individual Insured Rider (without extra ratings)[7]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[18]	$0.05 per $1,000 of rider face amount per month[19]
• Maximum Charge		$8.83 per $1,000 of rider face amount per month[20]	$4.99 per $1,000 of rider face amount per month[21]

[15]	This minimum charge is based on joint insureds with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[16]	This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, older male age 85 at issue, younger male age 66 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 13th Policy year. This maximum charge may also apply to insureds with other characteristics.

[17]	This current maximum charge is based on joint insureds with the following characteristics: two males, older male age 85 at issue, younger male age 70 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

[18]	This guaranteed minimum charge is based on an individual insured with the following characteristics: female, age 10 at issue, in the juvenile class. This minimum charge may also apply to insureds with other characteristics.

[19]	This current minimum charge is based on an individual insured with the following characteristics: female, age 30 at issue, in a non-tobacco use underwriting class. This minimum charge may also apply to insureds with other characteristics.

[20]	This guaranteed maximum charge is based on an individual insured with the following characteristics: male, attained age 78 in the standard tobacco use class. This maximum charge may also apply to insureds with other characteristics.

[21]	This current maximum charge is based on an individual insured with the following characteristics: male, attained age 78 in the standard tobacco use class. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Individual Insured Rider (without extra ratings) (continued) • Initial charge for a female insured, issue age 49, select non-tobacco rating class		$0.33 per $1,000 of rider face amount per month	$0.15 per $1,000 of rider face amount per month

Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor[22]	Discount Factor[22]

Range of Expenses for the Portfolios1 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.38%	1.50%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.38%	1.45%

[1]	The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003 Current or future expenses may be greater or less than those shown.

[2]	The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “funds of funds.” A “funds of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each “funds of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the combined actual expenses for each of the “funds of funds” and for the portfolios in which it invests, assuming a constant allocation by each “funds of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2003.

[3]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2005.

Transamerica, The Separate Account, the Fixed Account and the Portfolios

Transamerica

Transamerica Financial Life Insurance Company located at 4 Manhattanville Road, New York, New York 10577 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

[22]	We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

The Separate Account

The separate account is a separate account of Transamerica, established under New York law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

•	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

•	Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts, and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account’s assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, net the loan reserve, following the allocation or transfer would exceed $100,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of the fund. Each portfolio is an investment division of the fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-322-7353 or visiting our website at www.tafinlife.com/vp. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Munder Net50	Munder Capital Management Seeks long-term capital appreciation.

Van Kampen Emerging Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.

Portfolio	Sub-Adviser or Adviser and Investment Objective

T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.

American Century International	American Century Investment Management, Inc. Seeks capital growth.

Templeton Great Companies Global	Templeton Management, Ltd. Great Companies, L.L.C. Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Great Companies – TechnologySM	Great Companies, L.L.C. Seeks long-term growth of capital.

Janus Growth	Janus Capital Management LLC Seeks growth of capital.

Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.

Great Companies – AmericaSM	Great Companies, L.L.C. Seeks long-term growth of capital.

Salomon All Cap	Salomon Brothers Asset Management Inc Seeks capital appreciation.

T. Rowe Price Equity Income	T. Rowe Price Associates, Inc. Seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.

Clarion Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Federated Growth & Income	Federated Investment Counseling Seeks total return by investing in securities that have defensive characteristics.

AEGON Bond	Banc One Investment Advisors Corp. Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.

Transamerica Money Market	Transamerica Investment Management, LLC Seeks to provide maximum current income consistent with preservation of principal and maintenance of liquidity.

Asset Allocation – Conservative Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks current income and preservation of capital.

Asset Allocation – Moderate Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation.

Asset Allocation – Moderate Growth Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation.

Asset Allocation – Growth Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation and current income.

Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.

PIMCO Total Return	Pacific Investment Management Company, LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.

Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Portfolio	Sub-Adviser or Adviser and Investment Objective

J.P. Morgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

J.P. Morgan Mid Cap Value	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.

Mercury Large Cap Value	Mercury Advisors Seeks to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.

Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts) and other U.S. registered foreign securities.

Capital Guardian U.S. Equity	Capital Guardian Trust Company Seeks to provide long-term growth of capital.

MFS High Yield

Massachusetts Financial Services Company

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, Inc. Seeks to maximize total return.

Potomac Dow 30 Plus Portfolio**	Rafferty Asset Management, LLC Seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Potomac OTC Plus Portfolio**	Rafferty Asset Management, LLC Seeks to provide investment returns that correspond To 125% of the performance of the Nasdaq 100 Index™.

Access U.S. Government Money Market Portfolio**	Rafferty Asset Management, LLC Seeks to provide security of principal, current Income and liquidity.

Wells S&P REIT Index Portfolio**	Wells Asset Management, Inc. Seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index.

Fidelity VIP Index 500 Portfolio - Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

*	Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

**	The AVIT portfolios allow market timing / frequent transfers. Market timing may increase portfolio expenses and have other adverse consequences for long-term investors. See “Disruptive Trading and Market Timing”. Some AVIT portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in those AVIT portfolios will bear additional investment risks. See the AVIT fund prospectus for a description of the investment objectives and risks associated with investing in the AVIT portfolios.

AEGON/Transamerica Fund Advisers, Inc. (“AEGON/Transamerica Advisers”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) and AUSA Holding Company (22%), affiliates of Transamerica, serves as investment adviser to the Series Fund and manages the fund in accordance with policies and guidelines established by the Series Fund’s Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the fund prospectuses for more information regarding Morningstar.

Access Fund Management, LLC, located at 28050 US Highway 19 N, Suite 301, Clearwater, Florida 33761, serves as the investment adviser to the AVIT fund and manages the AVIT fund in accordance with policies and guidelines established by the AVIT fund’s Board of Trustees. For certain portfolios, AVIT has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. AVIT and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the AVIT fund prospectus for more information regarding Access and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	• the death benefit, cash and loan benefits;

• investment options, including premium allocations;

• administration of elective options; and

• the distribution of reports to owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications;

• expenses of issuing and administering the Policy (including any Policy riders);

• overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

• other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	• that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

• that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Charge

Before we allocate the net premium payments you make, we will deduct the following charge.

The premium expense charge is equal to:	• 6.0% of premiums paid during the first 10 Policy years; and

• 2.5% on all premiums thereafter.

• Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	• the monthly Policy charge; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly death benefit guarantee charge, if applicable; plus

• the monthly charge for any benefits provided by riders attached to the Policy.

Monthly Policy Charge:

• This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.

• We guarantee this charge will never be more than $10.00 per month.

• This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

• We deduct this charge each month. It varies each month and is determined as follows:

1.      divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

2. subtract the cash value on the Monthiversary (the resulting amount is the net amount at risk);

3. multiply the net amount at risk by the appropriate monthly cost of insurance rate.

Monthly Death Benefit Guarantee Charge:

• This charge is $0.04 per $1,000 of your initial specified amount.

• This charge is deducted monthly from your cash value.

• We will deduct this charge only until the no lapse date you selected on the application.

Optional Insurance Riders:

• The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using each joint insured’s gender, attained age, specified amount, and underwriting class. The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables frasierized for joint lives

(“1980 C.S.O. Tables”) and each joint insured’s attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

The underwriting class of each joint insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of each joint insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider face amount is calculated in the same manner used to determine the Base Policy’s cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are different than the current cost of insurance rates on the Base Policy’s net amount at risk. The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s cash value in each subaccount multiplied by

•	the daily equivalent of the annual mortality and expense risk charge rate of up to 0.90%.

The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% after the first 15 Policy years, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

If this charge combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 Policy years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the younger joint insured’s issue age on the Policy date.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

•	investment performance is too low.

The surrender charge is equal to:	• the deferred issue charge; plus

• the deferred sales charge; and the sum multiplied by

• the surrender charge factor.

The deferred issue charge is $5.00 multiplied by each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.

The deferred sales charge equals

•	26.5% multiplied by the total premiums paid up to the surrender charge base premium shown in your Policy; plus

•	a percentage (the excess premium charge), which varies depending on the younger joint insured’s issue age (see table below), multiplied by

•	the total premiums paid in excess of the surrender charge base premium (“excess premium charge”).

Issue Age Range (Younger Joint Insured)	Excess Premium Charge
0-55	4.2%
56-63	3.7%
64-68	3.1%
69-73	2.5%
74-76	2.0%
77-78	1.6%
79-85	1.2%

The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.

To determine the surrender charge, we apply the surrender charge factor to the sum of the deferred issue charge and the deferred sales charge.

The surrender charge factor is 1.00 until the end of the 6th Policy year and then declines to 0 at the end of the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year.

Surrender Charge Factors

	Younger Age
End of Policy Year*	Less Than 81	81 or Above
At Issue	1.00	1.00
1-6	1.00	1.00
7	0.94	0.94
8	0.80	0.79
9	0.66	0.65
10	0.54	0.51
11	0.42	0.37
12	0.31	0.24
13	0.20	0.11
14	0.10	0
15+	0	0

*	The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

•	Surrender Charge Example 1: Assume a male non-tobacco user age 51 and a female non-tobacco user age 49 purchase a Policy for $1,000,000 of specified amount, paying an annual premium of $9,960 per year for four years ($39,840 total for four years), and then surrender the Policy. The surrender charge would be calculated as follows:

(a)	Deferred issue charge: [1,000 x $5.00] ($5.00/$1,000 of initial specified amount)	=	$5,000.00

(b)	Deferred sales charge:
	(1) 26.5% of surrender charge base premium paid [26.5% x $14,635.36], and	=	$3,878.37
	(2) 4.2% of premiums paid in excess of surrender charge base premium [4.2% x ((4 x $9,960) - $14,635.36)]	=	$1,058.59

(c)	Applicable surrender charge
	[(a)$500.00 + (b)($3,878.37 + $1,058.59)] x 1.00

	Surrender charge = [$9,936.97] x 1.00	=	$9,936.97

•	Surrender Charge Example 2: Assume the same facts as in Example 1, including continued premium payments of $9,960 per year, except the owner surrenders the Policy on the 14th Policy anniversary:

(a)	Deferred issue charge: [1,000 x $5.00]	=	$5,000.00

(b)	Deferred sales charge:
	(1) [26.5% x $14,635.36], and	=	$3,878.37
	(2) [4.2% x ((14 X $9,960) — $14,635.36)]	=	$5,241.79

(c)	Applicable surrender charge
	[(a)$5,000.00 + (b)($3,878.37) + $5,241.79)] x 0.10

	Surrender charge = [$14,120.17] x 0.10	=	$1,412.02

There will be no surrender charge if the owner waits until the end of the 15th Policy anniversary.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

We will waive surrender charges on a full surrender effective in the calendar year 2010 if:

•	Your Policy is in force in the calendar year 2010; and

•	The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

•	You provide us with your request for the full surrender of your Policy during the calendar year 2010.

Surrender charges remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent.

Transfer Charge

•	We currently allow you to make 12 transfers each year free from charge.

•	We charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not counted as transfers for the purpose of assessing this charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

•	We will not increase this charge.

Loan Interest Charge

We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 3.00%. After offsetting the 3.00% interest we credit, the net cost of loans currently is 0.75% annually (1.00% guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 3.00% effective annually and is not guaranteed.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We deduct this amount from the withdrawal, and we pay you the balance.

•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

Rider Charges

•	Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

•	Individual Insured Rider. We assess a cost of insurance charge based on each insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Joint Insured Term Rider. We assess a cost of insurance charge based on both joint insureds’ issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses.

Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, will receive 12b-1 fees or 0.25% of average daily assets of the Fidelity VIP Fund and the AVIT portfolios for providing shareholder support services to Fidelity VIP Fund and AVIT portfolios. In addition, we and our affiliates, including the principal underwriter for the Policies, may receive compensation related to separate account operations from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation may range up to 0.40% of the value of the assets of the particular portfolios attributable to the Policy. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while either or both of the joint insureds is/are living. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the surviving insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the owner of this Policy; and

•	to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received at our administrative office.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $100,000. We will generally only issue a Policy to joint insureds ages 0-85. The younger joint insured cannot be older than age 85, and the sum of the joint insureds’ ages cannot be more than 170 years.

We will limit coverage on any juvenile insured by the Policy or a rider. For a juvenile younger than 4 ½ years, the maximum coverage is the greater of $5,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4 ½ years and 14 ½ years, the maximum coverage is the greater of $10,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the joint insureds meet our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 85. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the joint insureds complete all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the joint insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or • $500,000 of life insurance.
Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:

•      the date of application;

•      the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.      Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2.      As of the Effective Date, all statements and answers given in the application must be true;

3.      The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our administrative office within the lifetime of the proposed insured;

4.      All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was completed; and

5.      All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our administrative office.

Any conditional life insurance coverage terminates on the earliest of:	a. 60 days from the date the application was signed;
b. the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
c. when the insurance applied for goes into effect under the terms of the Policy applied for; or
d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• the conditional receipt is not valid unless: • all blanks in the conditional receipt are completed; and • the Receipt is signed by an agent or authorized Company representative.
Other limitations:

•      There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

•      If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•      If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. In the event you exercise your free-look right, we will place your full premium in the reallocation account until the reallocation date. On the reallocation date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.

Policy Split Option

As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the “Split Option”) into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:

•	the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;

•	the date of entry of a final decree of divorce of the joint insureds; or

•	written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

Conditions for Exercising Split Option:

•      The initial specified amount for each new policy cannot be more than 50% of the Policy’s specified amount, excluding the face amount of any riders.

•      The new policies will be subject to our minimum and maximum specified amounts and issue ages for the plan of insurance you select.

•      You must obtain our approval before you can exercise the Split Option if one of the joint insureds is older than the new policy’s maximum issue age when you request the Split Option.

•      Exercising a Policy Split Option may have tax consequences. You should consult a tax advisor before exercising this Option.

Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy’s net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements. This can have adverse tax consequences. Or you may cancel the Split Option and keep the Policy in force on both joint insureds.

We will base the premiums for the new policies on each joint insured’s attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the joint insureds on the Policy date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

•	allocation percentages must be in whole numbers;

•	if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

•	unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, net of the loan reserve, following the allocation would exceed $100,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change at our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our administrative office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date, plus fifteen days. Please contact your agent for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TFLIC Transamerica Money Market subaccount or the TFLIC AEGON Bond subaccount (depending on which account you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in place.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the joint insureds, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We may not accept a payment that would cause the Policy to become a MEC without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-322-7353 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same joint insureds that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	Unless you select dollar cost averaging from the fixed account, the Policy allows transfers from the fixed account only during the 30 days following each Policy anniversary. During this period, the Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we allow you to transfer at any one time during a Policy year up to 100% of the fixed account value from the fixed account. If we modify or stop this current practice, we will notify you.

•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, net of the loan reserve, following the transfer would exceed $100,000.

•	You may request transfers in writing (in a form we accept), by fax or by telephone to our administrative office.

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

•	We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans or the exercise of conversion rights or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

•	Transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal First Class mail delivery, with an original signature authorizing each transfer.

We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our administrative office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading And Market Timing. Statement of Policy. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio’s investments (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

Do not invest with us except in the Access Variable Insurance Trust (AVIT) subaccounts if you intend to conduct market timing or other disruptive trading.

Detection. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

AVIT Subaccounts. The restrictions above do not apply to AVIT subaccounts. However, you may only transfer between AVIT subaccounts and non-AVIT subaccounts by sending us your written request, with original signature authorizing each transfer, through standard U.S. Mail (no expedited transfers). Transfers that involve only the AVIT subaccounts may generally use expedited transfer privileges.

Because the above restrictions do not apply to the AVIT subaccounts, they may have a greater risk than others of suffering from the harmful effects of programmed, large, frequent or short-term transfers, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7353 Monday—Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 1-800-322-7361.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.

•	If you do not want the ability to make telephone transfers, you should notify us in writing at our administrative office.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-800-322-7361.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your agent’s or Transamerica’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we allow you once per Policy year to transfer from the fixed account up to 100% of the fixed account amount. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging. We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately prior Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our administrative office.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Reduced Paid-Up Benefit

You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge. We must receive at our administrative office your written request for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and we will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

The amount of the Reduced Paid-Up Benefit is based upon:

•	net surrender value on the date this benefit takes effect;

•	the cost of insurance rates guaranteed in your Policy; and

•	the guaranteed interest rate for the fixed account.

The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds. Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you. The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

At any time preceding the death of the surviving insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the TFLIC Transamerica Money Market subaccount, the TFLIC AEGON Bond subaccount or the fixed account to a subaccount that you choose (except the AVIT subaccounts). We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	• you must submit a completed form to us at our administrative office requesting dollar cost averaging;
• you must have at least $5,000 in each account from which we will make transfers;
• your total transfers each month under dollar cost averaging must be at least $1,000; and
• each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	• we receive your request to cancel your participation;
• the value in the accounts from which we make the transfers is depleted;
• you elect to participate in the asset rebalancing program; or
• you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts (except the AVIT subaccounts) you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form to us at our administrative office before the maturity date; and
• you must have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	• you elect to participate in the dollar cost averaging program;
• we receive your request to discontinue participation at our administrative office;
• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica agents for the sale of Policies. Transamerica does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica for the sale of Policies. Transamerica therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica does not currently charge you any additional fees for providing these support services. Transamerica reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Policy Values

Cash Value

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount and the fixed account.

•	Is determined on the Policy date and on each valuation date.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

•	Includes any amounts held in the fixed account to secure any outstanding Policy loan.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

Net surrender value on any valuation date equals:	• the cash value as of such date; minus
• any surrender charge as of such date; minus
• any outstanding Policy loan amount; minus
• any accrued Policy loan interest.

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:

•      the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus

•      units purchased with additional net premium(s); plus

•      units purchased via transfers from another subaccount or the fixed account; minus

•      units redeemed to pay for monthly deductions; minus

•      units redeemed to pay for cash withdrawals; minus

•      units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus

•      units redeemed to pay transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our administrative office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

•      the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

•      a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the daily mortality and expense risk charge; minus

•      the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

•      the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:

•      the sum of net premium(s) allocated to the fixed account; plus any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

•      total interest credited to the fixed account; minus amounts charged to pay for monthly deductions; minus

•      amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals; minus

•      amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our administrative office of satisfactory proof of the surviving insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:

•      the death benefit (described below); minus

•      any monthly deductions due during the grace period (if applicable); minus

•      any outstanding loan amount and accrued loan interest; plus

•      any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate either joint insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the

Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured’s death.

Death benefit Option A equals the greatest of:	• the current specified amount; or

•      a specified percentage called the “limitation percentage,” multiplied by

•      the cash value on the surviving insured’s date of death; or

•      the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age of Younger Joint Insured	Limitation Percentage
40 and under	250%
41 to 45	250% of cash value minus 7% for each age over age 40
46 to 50	215% of cash value minus 6% for each age over age 45
51 to 55	185% of cash value minus 7% for each age over age 50
56 to 60	150% of cash value minus 4% for each age over age 55
61 to 65	130% of cash value minus 2% for each age over age 60
66 to 70	120% of cash value minus 1% for each age over age 65
71 to 75	115% of cash value minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% of cash value minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the younger joint insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Death benefit Option B equals the greatest of:	• the current specified amount; plus • the cash value on the surviving insured’s date of death; or

•      the limitation percentage, multiplied by

•      the cash value on the surviving insured’s date of death; or

•      the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the younger joint insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value. The figure of $166,666 is derived because 250% of $166,666 equals $250,000 + $166,666. Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $166,666, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The death benefit under the Policy is intended to qualify for the federal income tax exclusion. The provisions of the Policy (including any rider or endorsement) will be interpreted to ensure tax qualification, regardless of any language to the contrary.

To the extent that the death benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose Option B.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year.

•	You must send your written request to our administrative office.

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy’s cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

Decreasing the Specified Amount

After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:

•      you must send your written request to our administrative office;

•      only allowed after the third Policy year;

•      you may not change your death benefit option in the same Policy year that you decrease your specified amount;

•      you may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page;

•      you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

•      we may limit the amount of the decrease to no more than 20% of the specified amount (after the later of the end of the surrender charge period or the Policy anniversary on or following the 65th birthday of the younger joint insured, we will allow decreases above 20% of the then current specified amount);

•      a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request; and

•      a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	• You must send your written cash withdrawal request with an original signature to our administrative office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1667.

• We only allow one cash withdrawal per Policy year.

•      We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

• You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

•      You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

• We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our administrative office.

• We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

• You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

• A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to certain conditions:	• we may require you to borrow at least $500;

• the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our administrative office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 1-800-322-7361. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or a part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an annual interest rate on a Policy loan that is equal to an annual effective rate of 3.75% (4.0% maximum guaranteed) and is payable in arrears on each Policy anniversary. We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. After the 10th Policy year, on all amounts that you have borrowed, you may receive preferred loan rates on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. This preferred loan rate is currently 3.0% and is not guaranteed. The tax consequences of preferred loans are uncertain.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve with interest at an annual effective rate of 3.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount does not participate in the separate account’s investment performance, may not be credited with the interest rates accruing on any unloaned portion of the fixed account, and therefore can affect the Policy’s cash value and death benefit whether or not the loan is repaid. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period

This Policy provides a no lapse period. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date you selected on the application. Each month we determine whether the no lapse period is still in effect. If the no lapse period is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

No lapse date	This period is selected by you on the Policy application and may be either:

• Option 1 — the target premium attained age 65 or five Policy years, whichever is later; or

•      Option 2 — the target premium attained age 75 or ten Policy years, whichever is later, but not to exceed target premium attained age 85. This Option is not allowed if the target premium attained age exceeds 80.

The target premium attained age is:
• target premium age, plus • the number of completed Policy years.

The target premium age equals: • the average of the joint insureds’ issue ages, rounded down, but no more than • the younger joint insured’s age, plus • ten years.

Early termination of the no lapse period

•      The no lapse period will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

•      You must pay total premiums (minus withdrawals and outstanding loan amounts) that equal at least:

•      the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Your minimum monthly guarantee premium will vary depending on whether you have chosen Option 1 or 2.

You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

In addition, if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending on the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We will reinstate a lapsed Policy within three years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

•	submit a written application for reinstatement to our administrative office;

•	provide evidence of insurability satisfactory to us of both insureds if both insureds were alive on the date of termination, or if only one insured was alive on the date of termination, evidence of insurability for that insured;

•	if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•	if the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your cash value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice.

Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Tax Treatment of Policy Split. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. A policy split could have adverse tax consequences. For example, a policy split may not be treated as a nontaxable exchange under Section 1035 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may result in either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Benefits at Maturity

If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured’s 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If requested in writing at our administrative office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our administrative office for the extension between 90 and 180 days prior to the maturity date.

If you had previously selected death benefit Option B, we will change the death benefit to Option A. Subsequent changes to the death benefit Option Type will not be allowed. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions. We will continue mortality and expense charges, service charges, net premium factors, Policy loan interest and withdrawal processing fees.

The tax consequences of extending the maturity date beyond the younger joint insured’s 100th birthday are uncertain, and may result in either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policyowners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the maturity date;

•	the date the surviving insured dies;

•	the end of the grace period; or

•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Joint Insured Term Rider

This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider’s face amount when we receive proof that both joint insureds died while the rider was in force. The cost of insurance rates for this rider increase each year. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. This rider terminates on the anniversary nearest the younger joint insured’s 79th birthday, the date the Policy terminates or the Monthiversary on which this rider is terminated by written notice to us at our administrative office.

Individual Insured Rider

This rider provides additional life insurance on the life of either joint insured. We will pay the rider’s face amount when we receive proof of the insured’s death at our administrative office. On any Monthiversary while the rider is in force, you may convert it to a new Policy on the insured’s life (without evidence of insurability).

Conditions to convert the rider

•      your request must be in writing and sent to our administrative office;

•      the rider has not reached the anniversary nearest to the insured’s 70th birthday;

•      the new policy is any permanent insurance policy that we currently offer for conversion;

•      subject to the minimum specified amount requirements for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

•      we will base your premium on the insured’s rate class under the rider.

Termination of the rider

The rider will terminate on the earliest of:

•      the maturity date of the Policy;

•      the Policy anniversary nearest to the individual insured’s 79th birthday;

•      the date the Policy terminates;

•      the date of conversion of this rider; or

•      the Monthiversary on which the rider is terminated on written request by the owner.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our administrative office that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by

•	the election percentage of the death benefit you elect to receive; divided by

•	1 + i (“i” equals the current yield on 90-day Treasury bills or 4%, whichever is greater (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the surviving insured is terminally ill; plus

•	the benefit available under any Joint Insured Term Rider in force.

•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the surviving insured’s terminal condition results from self-inflicted injuries which occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;

•	the date a settlement option takes effect;

•	the date we pay a single-sum benefit; or

•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for the lost income due to the early payment of the death benefit.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sale of the Policies

We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

We have entered into a distribution agreement with AFSG Securities Corporation (“AFSG Securities”) for the distribution and sale of the Policies. AFSG Securities is affiliated with us. AFSG Securities may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

See “Sale of the Policies” in the SAI for more information concerning compensation paid for the sale of Policies.

Legal Proceedings

Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement, or on Transamerica’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial Life Insurance Company and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount’s actual historical investment performance. The total return of a subaccount assumes that an investment has been held in the subaccount for various periods of time, including a period measured from the date the first subaccount of the separate account investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5 and 10 years, the total return for these periods will be provided, adjusted to reflect the subaccount charges for this Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio’s inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor’s Index of 500 Common Stocks (“S&P 500”), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2003

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
TFLIC Van Kampen Emerging Growth	27.01%	(17.69%)	N/A	(3.01%)	06/28/99
TFLIC T. Rowe Price Small Cap	39.15%	(3.58%)	N/A	1.05%	06/28/99
TFLIC Third Avenue Value	36.04%	7.73%	N/A	15.34%	06/28/99
TFLIC American Century International	24.18%	(9.71%)	N/A	(5.79%)	06/28/99
TFLIC Great Companies – TechnologySM	49.61%	(16.92%)	N/A	(27.25%)	09/01/00
TFLIC Janus Growth†	30.82%	(13.53%)	N/A	(9.56%)	06/28/99
TFLIC Marsico Growth	25.21%	(7.87%)	N/A	(3.51%)	06/28/99
TFLIC Great Companies – AmericaSM	23.56%	(5.45%)	N/A	(2.66%)	09/01/00
TFLIC Salomon All Cap	33.95%	0.37%	N/A	6.00%	06/28/99
TFLIC T. Rowe Price Equity Income	25.73%	(1.32%)	N/A	(0.33%)	06/28/99
TFLIC Transamerica Value Balanced	19.09%	1.08%	N/A	2.79%	06/28/99
TFLIC Clarion Real Estate Securities	34.53%	14.98%	N/A	13.77%	06/28/99
TFLIC Federated Growth & Income	25.71%	12.99%	N/A	12.77%	06/28/99
TFLIC AEGON Bond†	3.35%	6.46%	N/A	6.55%	06/28/99
TFLIC Transamerica Money Market(1) †	(0.11%)	1.15%	N/A	2.38%	06/28/99
TFLIC Templeton Great Companies Global	22.15%	(11.86%)	N/A	(3.45%)	06/28/99
TFLIC Munder Net50	65.12%	(9.35%)	N/A	(12.05%)	06/28/99
TFLIC Asset Allocation – Conservative Portfolio	21.82%	N/A	N/A	5.93	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	23.75%	N/A	N/A	4.95%	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	26.03%	N/A	N/A	3.99%	05/01/02
TFLIC Asset Allocation – Growth Portfolio	29.63%	N/A	N/A	3.13%	05/01/02
TFLIC Transamerica Convertible Securities	22.56%	N/A	N/A	7.92%	05/01/02
TFLIC PIMCO Total Return	3.97%	N/A	N/A	5.75%	05/01/02
TFLIC Transamerica Equity	30.05%	N/A	N/A	6.43%	05/01/02
TFLIC Transamerica Growth Opportunities	30.04%	N/A	N/A	1.75%	05/01/02
TFLIC Transamerica U.S. Government Securities	2.03%	N/A	N/A	4.01%	05/01/02
TFLIC J.P. Morgan Enhanced Index	27.79%	N/A	N/A	2.21%	05/01/02
TFLIC Capital Guardian Value	33.38%	N/A	N/A	3.27%	05/01/02
TFLIC Capital Guardian U.S. Equity	35.28%	N/A	N/A	5.15%	05/01/02
TFLIC MFS High Yield	N/A	N/A	N/A	9.01%	05/01/03
TFLIC J.P. Morgan Mid Cap Value	30.25%	2.36%	N/A	5.19%	06/28/99
TFLIC Mercury Large Cap Value	28.62%	2.10%	N/A	2.85%	06/28/99
TFLIC Transamerica Balanced	12.88%	N/A	N/A	3.84%	05/01/02
Potomac Dow 30 Plus Portfolio	N/A	N/A	N/A	21.55%	05/01/03
Potomac OTC Plus Portfolio	N/A	N/A	N/A	25.16%	05/01/03
Access U.S. Government Money Market Portfolio	N/A	N/A	N/A	(0.57%)	05/01/03
Wells S&P REIT Index Portfolio	N/A	N/A	N/A	22.39%	05/01/03
S&P 500†	26.38%	(5.55%)	(1.98%)	9.07%	10/02/86

†	Shows ten year performance.

(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

Because the Fidelity VIP Index 500 Portfolio subaccount did not commence operations until November 1, 2003 and the TFLIC Transamerica Small/Mid Cap Value subaccount did not commence operations until May 1, 2004, the above table does not show rates of return for these subaccounts.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2003

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Van Kampen Emerging Growth	27.01%	(17.70)%	(0.21)%	9.81%	03/01/93
T. Rowe Price Small Cap	39.15%	(3.58)%	N/A	2.45%	05/03/99
Third Avenue Value	36.04%	7.72%	13.99%	10.06%	01/02/98
American Century International	24.17%	(9.72)%	(5.15)%	(1.27)%	01/02/97
Great Companies – TechnologySM	49.61%	(16.93)%	NA	(22.96)%	05/01/00
Janus Growth†	30.82%	(13.54)%	(6.35)%	7.79%	10/02/86
Marsico Growth	25.21%	(7.88)%	N/A	(3.86)%	05/03/99
Great Companies – AmericaSM(15)	23.56%	(5.46)%	N/A	(1.23)%	05/01/00
Salomon All Cap	33.95%	0.36%	N/A	6.84%	05/03/99
T. Rowe Price Equity Income(9)	24.46%	2.88%	N/A	11.29%	05/03/99
Transamerica Value Balanced(17)	19.09%	0.98%	2.32%	7.26%	01/03/95
Clarion Real Estate Securities	34.53%	14.97%	13.23%	8.33%	05/01/98
Federated Growth & Income	25.71%	12.98%	11.81%	11.30%	03/01/94
AEGON Bond†	3.35%	6.45%	4.98%	5.24%	10/02/86
Transamerica Money Market(1) †	(0.11)%	1.16%	2.46%	3.19%	10/02/86
Templeton Great Companies Global(11) †	22.15%	(11.86)%	N/A	(3.45)%	06/28/99
Munder Net50	65.10%	(9.35)%	N/A	1.41%	05/03/99
Asset Allocation – Conservative Portfolio	21.82%	N/A	N/A	5.92%	05/01/02
Asset Allocation – Moderate Portfolio	23.75%	N/A	N/A	4.94%	05/01/02
Asset Allocation – Moderate Growth Portfolio	26.03%	N/A	N/A	3.99%	05/01/02
Asset Allocation – Growth Portfolio	29.63%	N/A	N/A	3.13%	05/01/02
Transamerica Convertible Securities	22.56%	N/A	N/A	7.92%	05/01/02
PIMCO Total Return	3.97%	N/A	N/A	5.74%	05/01/02
Transamerica Equity(3) (16) †	30.05%	(6.48)%	(0.01)%	15.53%	02/26/69
Transamerica Growth Opportunities(4)(18)	30.04%	N/A	N/A	8.02%	05/02/01
Transamerica U.S. Government Securities(8)	2.03%	3.67%	3.63%	4.83%	05/13/94
J.P. Morgan Enhanced Index(5)	27.79%	(5.91)%	(2.95)%	4.83%	05/02/97
Capital Guardian Value(6)	33.38%	3.47%	2.17%	9.50%	05/27/93
Capital Guardian U.S. Equity(7)	35.28%	(0.74)%	N/A	(0.44)%	10/09/00
MFS High Yield(10)	16.68%	6.67%	3.65%	2.59%	06/01/98
Mercury Large Cap Value(12)	28.62%	2.09%	5.38%	7.25%	05/01/96
J.P. Morgan Mid Cap Value(13)	30.25%	2.36%	N/A	5.41%	05/03/99
Transamerica Balanced(14)	12.88%	N/A	N/A	3.84%	05/01/02
Transamerica Small/Mid Cap Value	89.11%	13.13%	15.36%	12.93%	05/04/93
Potomac Dow 30 Plus Portfolio(2)	N/A	N/A	N/A	20.17%	05/01/03
Potomac OTC Plus Portfolio(2)	N/A	N/A	N/A	22.96%	05/01/03
Access U.S. Government Money Market Portfolio(2)	N/A	N/A	N/A	(0.60)%	05/01/03
Wells S&P REIT Index Portfolio	N/A	N/A	N/A	20.27%	05/01/03
Fidelity VIP Index 500 Portfolio	25.26%	(6.35)%	N/A	(7.15)%	01/12/00
S&P 500†	26.38%	(5.55)%	(1.98)%	9.07%	10/02/86

†	Shows ten year performance.

(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	Not annualized.

(3)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(5)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(6)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(7)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(8)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(9)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(10)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

(11)	Effective May 1, 2004, Templeton Great Companies Global merged into Janus Global and was renamed Templeton Great Companies Global.

(12)	Effective May 1, 2004, PGHG/NWQ Value Select was renamed Mercury Large Cap Value.

(13)	Effective May 1, 2004, Dreyfus Mid Cap was renamed J.P. Morgan Mid Cap Value.

(14)	Effective May 1, 2004, Janus Balanced was renamed Transamerica Balanced.

(15)	Effective May 1, 2004, GE U.S. Equity merged into Great Companies - AmericaSM.

(16)	Effective May 1, 2004, Alger Aggressive Growth merged into Transamerica Equity.

(17)	Effective May 1, 2004, LKCM Strategic Total Return merged into Transamerica Value Balanced.

(18)	Effective May 1, 2004, PBHG Mid Cap Growth merged into Transamerica Growth Opportunities.

Net Investment Return of the Separate Account

Table 3 below is included to comply with Regulation 77 of the Codes, Rules and Regulations of the State of New York. The Table shows the year-by-year net investment returns of the subaccounts of the separate account for the past ten years or, if shorter, since the inception of each subaccount.

The net investment returns reflect investment income and capital gains and losses, less investment management fees and expenses and the mortality and expense risk charge. The returns do not reflect the cost of insurance charge, the premium expense charge, the monthly death benefit guarantee charge, the monthly policy charge, the charges for any optional benefits, or potential surrender charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

Table 3

Statement of Net Investment Returns

For the Year Ended December 31

Subaccount	2003	2002	2001	2000	1999	Subaccount Inception Date
TFLIC Munder Net50	65.12%	(38.97%)	(26.09%)	(1.15%)	N/A	06/28/99
TFLIC Van Kampen Emerging Growth	27.01%	(33.66%)	(33.83%)	(12.70%)	N/A	06/28/99
TFLIC T. Rowe Price Small Cap	39.15%	(28.00%)	(10.52%)	(9.27%)	N/A	06/28/99
TFLIC Third Avenue Value	36.04%	(12.66%)	5.22%	(34.26%)	N/A	06/28/99
TFLIC American Century International	24.18%	(21.89)%	(24.12%)	(15.75)%	N/A	06/28/99
TFLIC Templeton Great Companies Global	22.15%	(26.69%)	(23.53%)	1.89%	N/A	06/28/99
TFLIC Great Companies – TechnologySM	49.61%	(38.67%)	(37.51%)	N/A	N/A	09/01/00
TFLIC Janus Growth	30.82%	(30.55%)	(28.85%)	(29.58%)	N/A	06/28/99
TFLIC Marsico Growth	25.21%	(26.64%)	(14.86%)	(8.84%)	N/A	06/28/99
TFLIC Great Companies – AmericaSM	23.56%	(21.40%)	(12.98%)	N/A	N/A	09/01/00
TFLIC Salomon All Cap	33.95%	(25.39%)	1.18%	17.24%	N/A	06/28/99
TFLIC T. Rowe Price Equity Income	25.73%	(19.54%)	(5.02%)	8.89%	N/A	06/28/99
TFLIC Transamerica Value Balanced	19.09%	(14.59%)	1.55%	16.16%	N/A	06/28/99
TFLIC Clarion Real Estate Securities	34.53%	2.67%	10.06%	28.46%	N/A	06/28/99
TFLIC Federated Growth & Income	25.71%	0.06%	14.67%	28.01%	N/A	06/28/99
TFLIC AEGON Bond	3.35%	8.99%	7.11%	9.90%	N/A	06/28/99
TFLIC Transamerica Money Market(1)	(0.11)%	0.54%	3.06%	5.17%	N/A	06/28/99
TFLIC Asset Allocation – Conservative Portfolio	21.82%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	23.75%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	26.03%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Growth Portfolio	29.63%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Convertible Securities	22.56%	N/A	N/A	N/A	N/A	05/01/02
TFLIC PIMCO Total Return	3.97%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Equity	30.05%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Growth Opportunities	30.04%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica U.S. Government Securities	2.03%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Balanced	12.88%	N/A	N/A	N/A	N/A	05/01/02
TFLIC J.P. Morgan Enhanced Index	27.79%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Capital Guardian Value	33.38%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Capital Guardian U.S. Equity	35.28%	N/A	N/A	N/A	N/A	05/01/02
TFLIC MFS High Yield	N/A	N/A	N/A	N/A	N/A	05/01/03
TFLIC Mercury Large Cap Value	28.62%	(14.98%)	(2.68%)	14.17%	N/A	06/28/99
TFLIC J.P. Morgan Mid Cap Value	30.25%	(13.50%)	(4.80%)	11.91%	N/A	06/28/99
TFLIC Transamerica Small/Mid Cap Value	N/A	N/A	N/A	N/A	N/A	05/01/04
Potomac Dow 30 Plus Portfolio	N/A	N/A	N/A	N/A	N/A	05/01/03
Potomac OTC Plus Portfolio	N/A	N/A	N/A	N/A	N/A	05/01/03
Access U.S. Government Money Market Portfolio	N/A	N/A	N/A	N/A	N/A	05/01/03
Wells S&P REIT Index Portfolio	N/A	N/A	N/A	N/A	N/A	05/01/03
Fidelity VIP Index 500 Portfolio	N/A	N/A	N/A	N/A	N/A	11/01/03
S&P 500	26.38%	(23.37%)	(11.89%)	(9.08%)	21.04%	10/02/86

(1)	The current yield more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

The annualized yield for the TFLIC Transamerica Money Market subaccount for the seven days ended December 31, 2003 was (0.22%).

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary
The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding

Addition, Deletion, or Substitution of Investments
Additional Information
Settlement Options
Additional Information about Transamerica and the Separate Account
Legal Matters
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Auditors
Experts
Financial Statements
Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Transamerica’s Published Ratings
Index to Financial Statements
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. All premium payments, loan repayments, correspondence and notices should be sent to this office.

attained age	The issue age of each joint insured, plus the number of completed years since the Policy date.

Base Policy	The TFLIC Freedom Wealth Protector variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the surviving insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The free-look period is listed in the Policy.

funds	Investment companies that are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the administrative office.

in force	While coverage under the Policy or a supplemental rider, if any, is active and either insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.

issue age	Each joint insured’s age on his or her birthday nearest to the Policy date.

joint insureds	The persons whose lives are insured by this Policy.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charges and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

maturity date	The Policy anniversary nearest the younger joint insured’s 100th birthday if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. We make this determination whenever your net surrender value is not enough to meet monthly deductions and the no lapse period is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly death benefit guarantee charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount and minus any accrued loan interest.

no lapse date	You select one of the two options on the Policy application. Either (1) the later of target premium attained age 65 or five Policy years, or (2) the later of target premium attained age 75 or ten Policy years but not to exceed target premium attained age 85.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of the fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any decreases in the Base Policy’s specified amount. Other events such as a request to decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of the fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.

surviving insured	The joint insured who remains alive after the other joint insured has died.

target premium attained age	The target premium attained age is the target premium age plus the number of completed Policy years. The target premium age equals the average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

termination	When neither of the joint insured’s lives are insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock
Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner)	The person(s) who owns the Policy, and who may exercise all rights as owner under the Policy while either or both joint insureds are living.

Appendix A

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 65 on a Policy for an insured who is a 30 year old male in the Select Non-Tobacco rate class, annual premium paid on the first day of each Policy year of $2,500, a $300,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration on page 66 is based on the same factors of those on page 65, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts we show for the death benefits, cash values and net surrender values take into account all Policy subaccount and portfolio fees assessed under the Policy and the timing of those charges. The current illustration uses the current charges and the guaranteed illustration uses the guaranteed charges. These fees are:

(1)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.88% of the portfolios’ gross average daily net assets. The 0.88% gross average portfolio expense level assumes an equal allocation of amounts among the 39 subaccounts. We used annualized actual audited expenses incurred during 2003 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (6.0% of all premiums paid during the first ten Policy years and 2.5% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 10% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our office. (See prospectus back cover – Inquiries.)

TFLIC FREEDOM WEALTH PROTECTOR

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 51 Select Non-Tobacco Class; Female Issue Age 49 Select Non-Tobacco Class

Specified Amount $300,000 Option Type A

Annual Premium $3,000

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)
1	300,000	300,000	300,000	2,562	2,724	2,832
2	300,000	300,000	300,000	5,064	5,548	5,883
3	300,000	300,000	300,000	7,504	8,474	9,166
4	300,000	300,000	300,000	9,879	11,502	12,697
5	300,000	300,000	300,000	12,187	14,631	16,491
6	300,000	300,000	300,000	14,421	17,860	20,565
7	300,000	300,000	300,000	16,578	21,187	24,936
8	300,000	300,000	300,000	18,652	24,610	29,622
9	300,000	300,000	300,000	20,640	28,129	34,646
10	300,000	300,000	300,000	22,538	31,744	40,032
15	300,000	300,000	300,000	31,416	52,223	74,480
20	300,000	300,000	300,000	40,398	79,506	129,321
25	300,000	300,000	300,000	46,872	112,592	212,777
30 (Younger’s Age 79)	300,000	300,000	358,492	47,492	151,058	341,421
35 (Younger’s Age 84)	300,000	300,000	564,364	37,873	196,155	537,489
40 (Younger’s Age 89)	300,000	300,000	874,449	9,061	252,155	832,809
45 (Younger’s Age 94)	*	337,430	1,304,365	*	330,814	1,278,789
50 (Younger’s Age 99)	*	434,936	1,969,014	*	434,936	1,969,014
51 (Younger’s Age 100)	*	458,904	2,145,802	*	458,904	2,145,802

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)	End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)
1	267	429	537	15	31,416	52,223	74,480
2	2,324	2,809	3,143	20	40,398	79,506	129,321
3	4,638	5,609	6,300	25	46,872	112,592	212,777
4	6,888	8,511	9,705	30 (Younger’s Age 79)	47,492	151,058	341,421
5	9,069	11,513	13,373	35 (Younger’s Age 84)	37,873	196,155	537,489
6	11,177	14,616	17,321	40 (Younger’s Age 89)	9,061	252,155	832,809
7	13,411	18,020	21,768	45 (Younger’s Age 94)	*	330,814	1,278,789
8	15,855	21,813	26,825	50 (Younger’s Age 99)	*	434,936	1,969,014
9	18,250	25,739	32,256	51 (Younger’s Age 100)	*	434,936	2,145,802
10	20,514	29,720	38,008

*	In the absence of an additional payment, the Policy would lapse.

TFLIC FREEDOM WEALTH PROTECTOR

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 51 Select Non-Tobacco Class; Female Issue Age 49 Select Non-Tobacco Class

Specified Amount $300,000 Option Type A

Annual Premium $3,000

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)
1	300,000	300,000	300,000	2,502	2,663	2,770
2	300,000	300,000	300,000	4,946	5,423	5,752
3	300,000	300,000	300,000	7,329	8,282	8,962
4	300,000	300,000	300,000	9,648	11,241	12,413
5	300,000	300,000	300,000	11,900	14,297	16,122
6	300,000	300,000	300,000	14,080	17,450	20,102
7	300,000	300,000	300,000	16,183	20,698	24,372
8	300,000	300,000	300,000	18,204	24,039	28,949
9	300,000	300,000	300,000	20,137	27,468	33,851
10	300,000	300,000	300,000	21,973	30,982	39,097
15	300,000	300,000	300,000	29,781	50,087	71,853
20	300,000	300,000	300,000	33,375	70,749	118,951
25	300,000	300,000	300,000	25,710	86,980	184,390
30 (Younger’s Age 79)	*	300,000	300,000	*	85,732	282,130
35 (Younger’s Age 84)	*	300,000	457,284	*	33,003	435,508
40 (Younger’s Age 89)	*	*	685,576	*	*	652,929
45 (Younger’s Age 94)	*	*	983,890	*	*	964,598
50 (Younger’s Age 99)	*	*	1,466,611	*	*	1,466,611
51 (Younger’s Age 100)	*	*	1,594,616	*	*	1,594,616

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)	End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)
1	207	368	475	15	29,781	50,087	71,853
2	2,206	2,684	3,013	20	33,375	70,749	118,951
3	4,463	5,417	6,096	25	25,710	86,980	184,390
4	6,656	8,249	9,422	30 (Younger’s Age 79)	*	85,732	282,130
5	8,782	11,179	13,004	35 (Younger’s Age 84)	*	33,003	435,508
6	10,836	14,207	16,859	40 (Younger’s Age 89)	*	*	652,929
7	13,016	17,531	21,205	45 (Younger’s Age 94)	*	*	964,598
8	15,408	21,242	26,152	50 (Younger’s Age 99)	*	*	1,466,611
9	17,746	25,078	31,460	51 (Younger’s Age 100)	*	*	1,594,616
10	19,949	28,959	37,074

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, surrender cash value, and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Transamerica

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

Facsimile: 1-800-322-7361

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)

www.tafinlife.com/vp

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

SEC File No. 33-86696/811-8878

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

TFLIC FREEDOM WEALTH PROTECTORSM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

(727) 299-1531

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Wealth ProtectorSM joint survivorship flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2004, by calling 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the administrative office at Transamerica, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Fund, Inc. – Initial Class, the Access Variable Insurance Trust and the Fidelity Variable Insurance Products Fund – Service Class 2 Shares.

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Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. All premium payments, loan repayments, correspondence and notices should be sent to this office.

attained age	The issue age of each joint insured, plus the number of completed years since the Policy date.

Base Policy	The TFLIC Freedom Wealth Protector variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the surviving insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The free-look period is listed in the Policy.

funds	Investment companies that are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the administrative office.

in force	While coverage under the Policy or a supplemental rider, if any, is active and either insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.

issue age	Each joint insured’s age on his or her birthday nearest to the Policy date.

joint insureds	The persons whose lives are insured by this Policy.

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lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charges and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

maturity date	The Policy anniversary nearest the younger joint insured’s 100th birthday if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. We make this determination whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly death benefit guarantee charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount and minus any accrued loan interest.

no lapse date	You select one of the two options on the Policy application. Either (1) the later of target premium attained age 65 or five Policy years, or (2) the later of target premium attained age 75 or ten Policy years but not to exceed target premium attained age 85.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of the fund.

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premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any decreases in the Base Policy’s specified amount. Other events such as a request to decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of the fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.

surviving insured	The joint insured who remains alive after the other joint insured has died.

target premium attained age	The target premium attained age is the target premium age plus the number of completed Policy years. The target premium age equals the average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

termination	When neither of the joint insured’s lives are insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

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written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner)	The person(s) who owns the Policy, and who may exercise all rights as owner under the Policy while either or both joint insureds are living.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while either or both of the joint insureds are living. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner

•      Change the owner by providing written notice to us at our administrative office at any time while the surviving insured is alive and the Policy is in force.

•      Change is effective as of the date that the owner signs the written notice.

•      Changing the owner does not automatically change the beneficiary.

•      Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•      We are not liable for payments we made before we received the written notice at our administrative office.

Choosing the Beneficiary

•      The owner designates the beneficiary (the person to receive the death benefit when the surviving insured dies) in the application.

•      If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

•      If the beneficiary dies before the surviving insured, then any contingent beneficiary becomes the surviving beneficiary.

•      If both the beneficiary and contingent beneficiary die before the surviving insured, then the death benefit will be paid to the owner or the owner’s estate upon the surviving insured’s death.

Changing the Beneficiary

•      The owner changes the beneficiary by providing written notice to us at our administrative office.

•      Change is effective as of the date the owner signs the written notice.

•      We are not liable for any payments we made before we received the written notice at our administrative office.

•      If an irrevocable beneficiary is named, such beneficiary may not be changed without their written consent.

Assigning the Policy

•      The owner may assign Policy rights while either or both joint insureds are alive.

•      The owner retains any ownership rights that are not assigned.

•      Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•      Claims under any assignment are subject to proof of interest and the extent of the assignment.

•      We are not:

•      bound by any assignment unless we receive a written notice of the assignment at our administrative office;

•      responsible for the validity of any assignment;

5

•      liable for any payment we made before we received written notice of the assignment at our administrative office; or

•      bound by any assignment which results in adverse tax consequences to the owner, joint insureds or beneficiary(ies).

•      Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the joint insureds in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force while both joint insureds are still alive, for two years from the Policy date, or if reinstated, for two years from the date of reinstatement. At the end of the second Policy year, we will send you a notice asking you whether either joint insured has died. We can still contest the Policy’s validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.

Suicide Exclusion

If either joint insured commits suicide within two years of the Policy date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, including accrued interest, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

Following the suicide of either joint insured, if we receive a written request from the policyowner prior to the Policy’s termination, we will allow the Policy to be exchanged for a new policy on the life of the surviving joint insured. The new policy will be provided without evidence of insurability and will have the same risk classification of the surviving joint insured under the original Policy. The new policy will be issued with the same Policy date as the original Policy, on any permanent individual fixed account life insurance policy that we offer at the time of exchange, and for an amount of insurance equal to one-half the specified amount of the original Policy, excluding riders in force at the time of the deceased joint insured’s death.

Misstatement of Age or Gender

If the age or gender of either joint insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the joint insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to

6

variable life insurance policyowners or to variable annuity contract owners. However, each fund’s Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund’s Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of the fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured’s date of death.

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Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the surviving insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1—Equal Monthly Installments for a Fixed Period

•      we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

•      We will stop making payments once we have made all the payments for the period selected.

Option 2—Equal Monthly Installments for Life (Life Income)

At your or the beneficiary’s direction, we will make equal monthly installments:

•      only for the life of the payee, at the end of which payments will end; or

•      for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

•      for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3—Equal Monthly Installments for the	• We will make equal monthly payments during the joint lifetime

Life of the Payee and then to a Designated	of two persons, first to a chosen payee, and then to a co-payee,

Survivor (Joint and Survivor)

if living, upon the death of the payee.

•      Payments to the co-payee, if living, upon the payee’s death will equal either:

•      the full amount paid to the payee before the payee’s death; or

•      two-thirds of the amount paid to the payee before the payee’s death.

•      All payments will cease upon the death of the co-payee.

Additional Information about Transamerica and the Separate Account

Transamerica is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Transamerica’s home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in

8

all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of Transamerica.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Transamerica and AFSG Securities Corporation (“AFSG”), the principal underwriter of the Policy. Both AFSG and Transamerica are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Transamerica on behalf of its separate account went into effect April 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission paid to broker-dealers during 2004 is expected to be, on average:

•	36% of all premiums you make during the first Policy year, plus

•	3.50% of all premiums you make during Policy years 2 – 10.

We will pay an additional sales commission of up to 0.30% of the Policy’s cash value on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. In addition, certain production, persistency and managerial bonuses may be paid.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments

9

may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through a portion of all the charges under the Policy. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policyowners or the separate account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG, the principal underwriter for the Policy, will receive 12b-1 fees that equal 0.25% of average daily portfolio assets of the Fidelity VIP Fund, and 0.25% of the average daily net assets of the AVIT portfolio shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Fund and AVIT portfolios held for the Policies as compensation for providing certain recordkeeping services.

During fiscal years 2003, 2002, and 2001 AFSG received $2,129,231, $2,278,929 and $3,197,656, respectively, as sales compensation with respect to the Policies. No amounts were retained by AFSG.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

•	the current cash value

•	the current net surrender value

•	the current death benefit

•	outstanding loans

•	any activity since the last report

•	projected values

•	investment experience of each subaccount

•	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Auditors

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Transamerica for the year ended December 31, 2003. The principal business address of Ernst & Young is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

10

Financial Statements

Transamerica’s financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements and you should consider these financial statements and schedules only as bearing upon Transamerica Financial Life Insurance Company’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica’s financial statements and schedules at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge will vary by the joint insured’s gender, issue age on the Policy date, rate band, length of time from the Policy date, and rate class. We currently place insureds into the following rate classes:

•	ultimate select (preferred) non-tobacco use;

•	select (non-preferred) non-tobacco use;

•	ultimate standard (preferred) tobacco use;

•	standard (non-preferred) tobacco use; and

•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an “ultimate class.” An ultimate class is available only if your specified amount is $1,000,000 or greater.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

11

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

TFLIC Series Life Account:
Report of Independent Auditors, dated February 5, 2004
Statements of Assets and Liabilities at December 31, 2003
Statements of Operations for the year ended December 31, 2003
Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002
Notes to the Financial Statements
Transamerica Financial Life Insurance Company
Report of Independent Auditors, dated February 13, 2004
Balance Sheets Statutory-Basis at December 31, 2003 and 2002
Statements of Operations Statutory-Basis for the years ended December 31, 2003, 2002 and 2001
Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2003, 2002 and 2001
Statements of Cash Flow Statutory-Basis for the years ended December 31, 2003, 2002 and 2001
Notes to Financial Statements—Statutory-Basis
Statutory-Basis Financial Statement Schedules

12

PART C - OTHER INFORMATION

Item 27.	Exhibits

(a)	Resolution of the Board of Directors of Transamerica establishing the separate account (1)

(b)	Not Applicable

(c)	Distribution of Policies

(i)	Master Service and Distribution Compliance Agreement (2)

(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)

(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)

(iv)	Principal Underwriting Agreement (3)

(v)	First Amendment to Principal Underwriting Agreement (3)

(d)	(i) Specimen Flexible Premium Variable Life Insurance Policy (13)

(ii)	Endorsement (ELCONVNY) (13)

(iii)	Individual Insured Rider (13)

(iv)	Joint Insured Term Rider (13)

(v)	Sunset Option Endorsement (13)

(vi)	Terminal Illness Accelerated Death Benefit Rider (4)

(viii)	Endorsement – Asset Rebalancing (4)

(ix)	Endorsement – Dollar Cost Averaging (4)

(e)	Application for Flexible Premium Variable Life Insurance Policy (6)

(f)	(i) Certificate of Incorporation of AUSA Life (1)

(ii)	Amended and Restated By-Laws of AUSA Life (1)

(g)	Reinsurance Contracts

(i)	Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (11)

(h)	(i) Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance

Co. of Ohio and WRL Series Fund, Inc. (7)

(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (5)

(iii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (5)

(iv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (5)

(v)	Second Amendment to Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (6)

(vi)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (6)

(vii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (6)

(viii)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (8)

(ix)	Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Transamerica dated May 1, 2004 (14)

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered

(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

(m)	Sample Hypothetical Illustration

(n)	Other Opinions:

(i)	Written Consent of Sutherland Asbill & Brennan LLP

(ii)	Written Consent of Ernst & Young LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures (12)

(r)	(i) Powers of Attorney (9)(10)

(ii)	Peter Kunkel (15)

Ronald F. Mosher (15)

Mark W. Mullin (15)

(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.

(5)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.

(6)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(7)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.

(9)	This exhibit was previously filed on Initial Registration Statement to Form N-4 Registration Statement dated June 18, 2001 (File No. 333-63218) and is incorporated herein by reference.

(10)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 17, 2002 (File No. 333-61654) and is incorporated herein by reference.

(11)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(12)	This exhibit was previously filed under Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(13)	This exhibit was previously filed under Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated February 21, 2003 (File No. 33-86696) and is incorporated herein by reference.

(14)	This exhibit was previously filed under Post-Effective Amendment No. 4 to Form N-6 Registration Statement dated April 20, 2004 (File No. 333-61654) and is incorporated herein by reference.

(15)	This exhibit was previously filed under Post-Effective Amendment No. 4 to Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.

Item 28.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Mark W. Mullin	(1)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
William L. Busler	(2)	Director and Senior Vice President
Steven E. Frushtick	(4)	Director
Marc Abrahms	(5)	Director
Peter P. Post	(6)	Director
Cor H. Verhagen	(7)	Director
E. Kirby Warren	(8)	Director
Colette F. Vargas	(1)	Director and Chief Actuary
James T. Byrne, Jr.	(9)	Director
Robert F. Colby	(1)	Director, Vice President, Assistant Secretary and Counsel
Peter Kunkel	(1)	Director
Ronald F. Mosher	(10)	Director

Robert S. Rubinstein	(1)	Director, Vice President and Assistant Secretary
Brenda Clancy	(2)	Treasurer

(1)	4 Manhattanville Road, Purchase, New York 10577

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(3)	14 Windward Avenue, White Plains, New York 10605

(4)	500 Fifth Avenue, New York, New York 10111

(5)	375 Willard Avenue, Newington, Connecticut 06111

(6)	415 Madison Avenue, New York, New York 10017

(7)	51 JFK Parkway, Shorthills, New Jersey 07078

(8)	P.O. Box 146, Laurel Road, Tuxedo Park, New York 10987

(9)	400 West Market Street, Louisville, Kentucky 40202

(10)	54 Coronado Pointe, Laguna Niguel, California 92677

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON N.V.	Netherlands	32.47% of Vereniging AEGON Netherlands Membership Association	Holding Company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Dennis Hersch	Delaware		Voting Trust

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

JCPenney Financial & Marketing Services Group Ltd	Korea	100% AEGON DMS Holding B.V.	Marketing

JCPenney Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing

Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance

Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company

Cornerstone International Marketing Ltd	United Kingdom	100% Cornerstone International Holding Ltd.	Marketing company

Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company

JCPenney Direct Asia Pacific Pty Ltd	Australia	100% AEGON DMS Holding B.V.	Holding company

JCPenney Direct Service Asia Pacific Pty Ltd	Australia	100% JCPenney Direct Asia Pacific Pty Ltd	Operations company

JCPenney Insurance Marketing Asia Pacific Pty Ltd	Australia	100% JCPenney Direct Asia Pacific Pty Ltd	Marketing company

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent

COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,000 shares (75.54%); AEGON USA, Inc. owns 3,238 shares (24.46%)	Holding company

Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance

AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company

RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate

Transamerica Holding Company, LLC	Delaware	100% AEGON USA, Inc.	Holding Company

AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates

First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company

Transamerica Financial Life Insurance Company	New York	100% First AUSA Life Insurance Company	Insurance

Life Investors Insurance Company of America	Iowa	100% First AUSA Life Ins. Company	Insurance

Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company; 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Transamerica Life Insurance Company	Iowa	100% Transamerica Holding Company LLC	Insurance

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WRL Insurance Agency of Alabama, Inc.	Alabama	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Nevada, Inc.	Nevada	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Series Fund, Inc.	Maryland	Various	Mutual Fund

AEGON/Transamerica Fund Advisors, Inc.	Florida	77% Western Reserve Life Assurance Co. of Ohio; 23% AUSA Holding Company	Registered investment adviser

AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Company	Shareholder services

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Insurance Agency of Alabama, Inc.	Alabama	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Nevada, Inc.	Nevada	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

AEGON Equity Group, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Wyoming, Inc.	Wyoming	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance

United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency

Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency

Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance

AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser

AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company Insurance agency

ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.

Great Companies L.L.C.	Iowa	30% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services

Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

IDEX Mutual Funds	Massachusetts	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency

AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company

Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 30.	Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722. Authorization for indemnification of directors and officers

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines;

and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriter

(a)	AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, Separate Account VA P, Separate Account VA Q, Transamerica Corporate Separate Account Sixteen, Separate Account VA R and Separate Account VA S of Transamerica Life Insurance Company; the Separate Account VA QNY, Separate Account VA BNY, Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account and Separate Account VA-2LNY of Transamerica Life Insurance Company; the Separate Account I, Separate Account II and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

(b)	Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President

Thomas R. Moriarty	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Thomas E. Pierpan	(2)	Assistant Vice President and Assistant Secretary

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily Bates	(3)	Assistant Treasurer

Clifton W. Flenniken	(4)	Assistant Treasurer

Carrie F. Bekker	(2)	Assistant Vice President

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)	400 West Market Street, Louisville, Kentucky 40202

(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions		Commissions
AFSG Securities Corporation	0	0	$2,129,231	(1)	0
	0	0	$2,278,929	(2)	0
	0	0	$3,197,656	(3)	0

(1)	fiscal year 2003

(2)	fiscal year 2002

(3)	fiscal year 2001

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at, 4

Manhattanville Road, Purchase, New York 10577, 4800 140th Avenue North, Clearwater, Florida 33762, or 12855 Starkey Road, Largo, Florida 33773.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Wealth Protector Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TFLIC Series Life Account, certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 20th day of April, 2004.

TFLIC SERIES LIFE ACCOUNT Registrant

By:	/s/ MARK W. MULLIN

Mark W. Mullin Chairman of the Board and President*

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY Depository

By:	/s/ MARK W. MULLIN

Mark W. Mullin Chairman of the Board and President*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title	DATE

/s/ MARK W. MULLIN Mark W. Mullin, Chairman of the Board and President*	April 20, 2004

/s/ WILLIAM BROWN, JR. William Brown, Jr., Director*	April 20, 2004

/s/ WILLIAM L. BUSLER William L. Busler, Director and Senior Vice President*	April 20, 2004

/s/ PETER KUNKEL Peter Kunkel, Director*	April 20, 2004

/s/ RONALD F. MOSHER Ronald F. Mosher, Director*	April 20, 2004

/s/ STEVEN E. FRUSHTICK Steven E. Frushtick, Director*	April 20, 2004

/s/ MARC ABRAHMS Marc Abrahms, Director*	April 20, 2004

/s/ PETER P. POST Peter P. Post, Director*	April 20, 2004

/s/ COR H. VERHAGEN Cor H. Verhagen, Director*	April 20, 2004

/s/ E. KIRBY WARREN E. Kirby Warren, Director*	April 20, 2004

/s/ COLETTE F. VARGAS Colette F. Vargas, Director and Chief Actuary*	April 20, 2004

/s/ JAMES T. BYRNE, JR. James T. Byrne, Jr., Director*	April 20, 2004

/s/ ROBERT F. COLBY Robert F. Colby, Director, Vice President, Assistant Secretary and Counsel*	April 20, 2004

/s/ ROBERT S. RUBINSTEIN Robert S. Rubinstein, Director, Vice President and Assistant Secretary*	April 20, 2004

/s/ BRENDA CLANCY Brenda Clancy, Treasurer*	April 20, 2004

* /s/ PRISCILLA I. HECHLER Signed by Priscilla I. Hechler as Attorney-In-Fact	April 20, 2004

Exhibit Index

Exhibit No.		Description of Exhibit

27	(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered

27	(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

27	(m)	Sample Hypothetical Illustration

27	(n)(i)	Consent of Sutherland Asbill & Brennan LLP

27	(n)(ii)	Consent of Ernst & Young LLP